UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1 to Form 8-K)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 27, 2004

(July 1, 2004)

Date of Reported

(earliest event reported)

AMTECH SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Arizona	000-11412	86-0411215
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

131 South Clark Drive, Tempe, Arizona	85281
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (480) 967-5146

Not applicable.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets

As previously reported under Item 2 of the Form 8-K filed by Amtech Systems, Inc. (the “Company”) on July 15, 2004, the Company has completed its acquisition of certain semiconductor horizontal diffusion furnace operations and assets in the United States and Europe (the “Business”) from Kokusai Semiconductor Equipment Corporation and its affiliate Kokusai Electric Europe GmbH. The description of the acquisition included in the Company’s July 15, 2004 Form 8-K is incorporated herein. This amended report on Form 8-K is being filed to complete the exhibit record with respect to the acquisition of the Business.

Item 9.01	Financial Statements and Exhibits

(a) Financial Statements of businesses acquired.

The combined financial statements of the horizontal furnace business of Kokusai Semiconductor Equipment Corporation and Kokusai Electric Europe Gmbh required to be filed pursuant to Item 9.01(a) of Form 8-K are included as Exhibit 99.1 of this report on Form 8-K/A.

(b) Pro Forma Financial Information.

The unaudited pro forma financial information required to be filed pursuant to Item 9.01(b) of Form 8-K is included as Exhibit 99.2 of this report on Form 8-K/A.

(c) Exhibits.

The following exhibits are filed as part of this report:

Exhibit Number	Description

23.1	Consent of Independent Auditors.

99.1	Combined financial statements of the Horizontal Furnace Business of Kokusai Semiconductor Equipment Corporation and Kokusai Electric Europe Gmbh, including the combined statements of net assets to be sold as of March 31, 2004 and March 31, 2003, related combined statements of net revenues, cost of revenues and direct operating expenses for each of the two fiscal years ended March 31, 2004 and Independent Auditors’ Report.

99.2	Unaudited pro forma condensed combined statements of operations of Amtech Systems, Inc. and Subsidiaries and the Horizontal Furnace Business of Kokusai Semiconductor Equipment Corporation and Kokusai Electric Europe Gmbh (KSEC/KEE) for the fiscal year ended September 30, 2003 and the six months ended March 31, 2004 and the unaudited pro forma condensed combined balance sheet of Amtech Systems, Inc. and Subsidiaries and the Horizontal Furnace Business of KSEC/KEE as of March 31, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMTECH SYSTEMS, INC.

Date: September 27, 2004	By:	/s/ Robert T. Hass
		Name:	Robert T. Hass
		Title:	Vice President-Finance

EXHIBIT INDEX

Exhibit Number	Description

23.1	Consent of Independent Auditors.

99.1	Combined financial statements of the Horizontal Furnace Business of Kokusai Semiconductor Equipment Corporation and Kokusai Electric Europe Gmbh, including the combined statements of net assets to be sold as of March 31, 2004 and March 31, 2003, related combined statements of net revenues, cost of revenues and direct operating expenses for each of the two fiscal years ended March 31, 2004 and Independent Auditors’ Report.

99.2	Unaudited pro forma condensed combined statements of operations of Amtech Systems, Inc. and Subsidiaries and the Horizontal Furnace Business of Kokusai Semiconductor Equipment Corporation and Kokusai Electric Europe Gmbh (KSEC/KEE) for the fiscal year ended September 30, 2003 and the six months ended March 31, 2004 and the unaudited pro forma condensed combined balance sheet of Amtech Systems, Inc. and Subsidiaries and the Horizontal Furnace Business of KSEC/KEE as of March 31, 2004.